SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 0)




Filed by the registrant    [x]

Filed by a party other than the registrant   [ ]

Check the appropriate box:

 [x]     Preliminary proxy statement

 [ ]     Definitive proxy statement

 [ ]     Definitive additional materials

 [ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              VOXCOM HOLDINGS, INC.
                 (Name of Registrant as Speficified in Charter)




         ---------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of filing fee (Check appropriate box):

 [x]     No fee required

 [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         (1)     Title of each class of securities to which transaction applies:


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         (2)     Aggregate number of securities to which transaction applies:


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         (3)     Per unit price or other  underlying value of transaction
                 computed  pursuant to Exchange Act Rule 0-11:


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         (4)     Proposed maximum aggregate value of transaction:


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         (5)     Total Fee paid:


    ----------------------------------------------------------------------------
         [ ]    Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:


    ----------------------------------------------------------------------------
         (2)     Form, schedule or registration statement no.:


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         (3)     Filing party:


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         (4)     Date filed:



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                                       ii

                              Voxcom Holdings, Inc.
                     d/b/a MAX Internet Communications, Inc.
                                8115 Preston Road
                                Eighth Floor East
                               Dallas, Texas 75225

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 15, 1999


         Notice is hereby given that the annual meeting of the stockholders of Voxcom Holdings, Inc. will be held on November 15, 1999, at 10:00 a.m. (Registration to begin at 9:30 a.m.), local time, at the MGM Grand Hotel, Las Vegas, Nevada, for the following purposes:

          1. To consider and vote upon a proposal to elect Lawrence R. Biggs, Jr., Ronald L. Brown, Larry Cahill, Harold L. Clark, Dr. Alexander Dehmel, Donald G. McLellan, Brian K. Norman and Brahil Santos as directors of Voxcom Holdings, Inc.

          2. To amend the company's Articles of Incorporation to change its name to MAX Internet Communications, Inc.

          3. To amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock to 50,000,000.

          4. To approve the adoption of the MAX Internet Communications, Inc. 1999 Stock Option Plan;

          5. To ratify the selection of Grant Thornton LLP as the company's auditors; and

          6. To transact any other business that properly comes before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on October 18, 1999, are entitled to notice of, and to vote at, the meeting or any adjournment thereof. The stock transfer books will not be closed.

         We would like you to attend the meeting, but understand that you may not be able to do so. For your convenience, and to ensure that your shares are represented and voted according to your wishes, we have enclosed a proxy card for you to use. Please sign and date the card and return it in the enclosed envelope as soon as possible. We have provided you with a postage-paid envelope to return your proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

                                      By the Order of the Board of Directors


                                      Leslie D. Crone,
                                      Secretary

Dallas, Texas
October 19, 1999

                              Voxcom Holdings, Inc.
                     d/b/a MAX Internet Communications, Inc.
                                8115 Preston Road
                                Eighth Floor East
                               Dallas, Texas 75225

                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 15, 1999

                                  SOLICITATION

         The Board of Directors of Voxcom Holdings, Inc. is soliciting your proxy in the form of the enclosed proxy card for use at the annual meeting of stockholders of the company to be held on November 15, 1999, at 10:00 a.m. (registration beginning at 9:30 a.m.) local time, at the MGM Grand Hotel, Las Vegas, Nevada, as set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice") and at any adjournment thereof. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about October 19, 1999.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on October 18, 1999, will be entitled to vote on matters presented at the meeting or any adjournment thereof.

         As of September 30, 1999, there were issued and outstanding 15,627,823 shares of the company's common stock. The holders of a majority of the shares of common stock entitled to vote at the meeting must be represented at the meeting in person or by proxy to have a quorum for the meeting and to act on the matters specified in the Notice. Votes withheld from any director nominee will be counted in determining whether a quorum has been reached. Under the Articles of Incorporation of Voxcom Holdings, Inc., each share of common stock is entitled to one vote on all matters brought before the meeting or any adjournment thereof.

         Assuming a quorum is present, the affirmative vote of a plurality of the shares of common stock voted for the election of directors is required for the election of directors. Votes may be cast in favor of, or withheld from, a director nominee. Votes that are withheld from a particular nominee will not affect the outcome of the vote. In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement. The affirmative vote of at least a majority of the outstanding shares of common stock entitled to vote thereon is required to approve the amendment of Voxcom Holdings, Inc. Articles of Incorporation to change Voxcom Holding, Inc.'s name to MAX Internet Communications, Inc. and increase the number of authorized shares. The affirmative vote of at least a majority of the outstanding shares of common stock present and voting at the annual meeting is required to approve the adoption of the 1999 Stock Option Plan and any other matters that properly come before the meeting.

         Under applicable rules, brokers who hold shares in street name have the authority to vote in favor of all matters specified in the Notice, if they do not receive contrary voting instructions from beneficial owners. Under applicable law, if a broker has not received voting instructions with respect to certain shares and gives a proxy for those shares, but does not vote the shares on a particular matter, those shares will not affect the outcome of the vote with respect to that matter. Any stockholder that is present at the meeting, either in person or by proxy, but abstains from voting, will be counted for purposes of determining whether a quorum exists, even if the stockholder abstains from voting. An abstention will not be counted as an affirmative or negative vote in the election of the directors. With respect to the proposals to amend the Articles of Incorporation, an abstention would have the same effect as a vote against the proposal. The stockholders have no appraisal rights under Nevada law with respect to the proposals specified in the Notice.

         Any stockholder giving a proxy may revoke it at any time before it is voted by giving written notice to the company or by attending the meeting in person and voting such shares. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly, and where no specific direction is given, it will be voted FOR adoption of each of the proposals set forth in the Notice and at the discretion of the proxy holders on any matter proposed to come before the meeting.

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information concerning beneficial ownership of the company's common stock as of September 30, 1999, by
(i) each person who is known to us to own beneficially more than five percent of the outstanding shares of common stock, (ii) each director and executive officer of the company and (iii) all directors and executive officers as a group.



                                    Number of Shares                                Number of Shares
                                    (Assuming No Exercise                           (Assuming Exercise
Name and Address of                 of Class A Warrants                             of Class A Warrants
    Beneficial Owner                     by Holder)           Percent                      by Holder)          Percent
-----------------------------------------------------------------------------------------------------------------------

Common Stock

Lawrence R. Biggs, Jr.(1)                 1,470,000               9.2                  2,528,000                14.8
8115 Preston Road, 8th Fl. E
Dallas, Texas 75225

Lawrence A. Cahill(1)                     3,082,000              19.3                  4,932,000                27.7
3330 Southgate, S.W.
Cedar Rapids, Iowa 52404

Jasper Resources, Ltd.                    5,800,000              37.2                  5,800,000                30.3
Tavora, 98 Centro
Telemaca, Borba,
 Parana, Brazil

Kling, Jelko, Dr. Dehmel                  1,200,000               7.7                  1,200,000                 6.3
Weltpapierdienstleistungs, A.G.
Goethestrasse 7
60313 Frankfurt A.M. Germany

Donald G. McLellan (1)(2)                 1,187,000               7.4                  1,827,000                11.0
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225

Ronald L. Brown (3)                         200,000               1.3                    200,000                 1.0
13355 Noel Road, Suite 2200
Dallas, Texas 75240

Harold L. Clark                              25,000               0.2                     25,000                 0.2
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225

Thomas Fehr                                  10,000               0.1                     10,000                 0.1
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225



                                       2




Gwynda Gee(4)                                75,000               0.5                     75,000                 0.5
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225

Leslie D. Crone(5)                           80,000               0.5                     80,000                 0.5
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225

Gary Raabe(6)                             1,025,000               6.6                  1,025,000                 6.6
8115 Preston Road, 8th Fl. E.
Dallas, Texas 75225

Directors and executive                   7,069,000              39.5                 10,617,000                49.6
officers as a group
(12 persons)(7)
----------------------


(1)  Includes options to purchase 400,000 shares.
(2) Mr. McLellan has 50% voting and investment power in Vision Finance and Management, a family company which owns of record 400,000 shares of common stock and 400,000 Class A Warrants included in the table as being beneficially owned by Mr. McLellan. His spouse owns the other 50% of Vision Finance and Management. The share amounts include options to purchase 400,000 shares.
(3)  Includes option to purchase 150,000 shares.
(4)  Includes options to purchase 62,500 shares.
(5)  Includes options to purchase 75,000 shares.
(6)  Includes options to purchase 825,000 shares.
(7)  Includes option to purchase 2,312,500 shares.

      The company is not aware of any arrangement which might result in a change in control in the future.


                                   MANAGEMENT

Directors and Executive Officers



Name                      Age     Position with Company

Lawrence R. Biggs, Jr.    40      Chairman of the Board, Chief Executive Officer

Donald G. McLellan        59      President and Director

Lawrence A. Cahill        62      Director

Ronald L. Brown           53      Director

Harold L. Clark           63      Director

Brahil Santos             35      Director

Brian K. Norman           26      Director

Dr. Alexander Dehmel      43      Proposed Director

Leslie D. Crone           46      Chief Financial Officer and Secretary

Gwynda Gee                31      Vice President of Operations

Gary Raabe                33      Chief Technical Officer

Thomas Fehr               35      Chief Marketing Officer

       Lawrence Biggs is the founder of the company and has been Chairman of the Board and Chief Executive Officer since June 1997. During 1988, Mr. Biggs was Vice president of Public Telecom Corporation; a private company that developed a microprocessor controlled desktop telephone designed for specific network access. From 1989 to 1994, Mr. Biggs was president and CEO of Strategic Telecom, Inc. ("Strategic"), which manufactured a product known as the Access Phone, that was placed in more than 100,000 hotel rooms throughout the United States. Mr. Biggs was a founding director of the National Pay Telephone Association in 1984. He attended the University of Nevada, Las Vegas from 1977 to 1981.

       Donald G. McLellan has been President and director since June 1997. Mr. McLellan is a native of Australia where he was involved in the formation and capitalization of entrepreneurial companies in various industries. In 1989, he found the initial investment monies for Strategic Telecom, Inc., and acted as a consultant to the company until 1992, when he was appointed C.F.O. In November 1993, Mr. McLellan became C.E.O. of Strategic, serving in that capacity until May 1995. Mr. McLellan became a Fellow of the Institute of Chartered Accounts (the Australian equivalent to Certified Public Accountant) in 1963.

       Lawrence Cahill has been a Director since June 1997. Mr. Cahill is the President and Treasurer of Larkin, Inc., a Cedar Rapids, Iowa-based hospitality management company founded by Mr. Cahill and his brother in 1956. Larkin, Inc. presently manages over fifteen hotels with approximately 3,500 rooms throughout the continental United States and has been the largest franchiser of Holiday Inn hotels. Mr. Cahill specializes in property acquisitions and private investments.

       Ronald L. Brown has been a director since June 1997. Mr. Brown is a principal of the Dallas law firm of Glast, Phillips & Murray, P.C., which serves as general counsel to the company. He has been in the private practice of law since 1975. In 1983-85, he was an adjunct professor of law at Southern Methodist University.

       Harold L. Clark has been a director since June 1999. From August 1995 until December 1998, he was chairman of XCD, Inc., a manufacturer of printer networking equipment. From February 1993 until August 1995, he was president and chief executive officer of Ameriquest Technologies, Inc., a system integrater and value-added resaler and distributor. Prior to that he served as president of Everex Systems, Inc. And of Ingram Micro.

        Brahil Santos has been a director since June 1999. From 1995 to 1999 he has served as Vice President of Phones for All Corporation.

        Brian K. Norman has been a director since June 1999. Since March 1997, he has been an attorney in private practice with the Law Offices of Joseph E. Ashmore, Jr., P.C., and was a student prior to that.

        Dr. Alexander Dehmel is a Managing Director of the Frankfurt, Germany investment banking firm of Kling, Jelko, Dr. Dehmel Wertpapierdienstleistungs, AG.

        Leslie D. Crone, Chief Financial Officer, joined the company in May 1998. Prior to this, he was employed in the practice of public accounting for approximately 20 years. He was a partner in the firm of McGladrey & Pullen from 1984 through 1989 and a senior manager in the firm of Grant Thornton, LLP, from 1992 to 1997. He was self-employed from December 1997 to May 1998. Mr. Crone became a CPA in 1976.

        Gwynda Gee, Vice President of Operations of MAX since March 1999, originally joined AmeraPress, Inc., as Vice President of Operations in September 1996. In this capacity, Ms. Gee restructured the customer service and production departments to maximize employee efficiency, improve product quality and customer service. Ms. Gee was named President of AmeraPress in January 1998. From November 1995 to August 1996, Ms. Gee was Vice President of Operations for Hardwarehouse. Ms. Gee was Systems Director for Voxcom Systems from December 1994 to November 1995. Ms. Gee joined Strategic Telecom in 1989 and during the course of her tenure advanced to Systems Director before her departure in December 1994.

        Gary J. Raabe, Chief Technical Officer of MAX since April 1998. Prior to that, from 1993 to 1998, he was the owner and operator of Computer Broker. From 1991 to 1993, he was the operations manager of The Logic Approach. He has specialized in the development of low cost telecommuting, televideo conferencing, televideo marketing, video surveillance and video-configuration systems.

        Thomas Fehr, Chief Marketing Officer, since August 1999. Prior to that, he was with Matrox Graphics, Inc. in Montreal, Canada where he spent the past 10 years in global sales and marketing. Mr. Fehr served as Vice President of Distribution Sales and Channel Marketing of Graphics Products Division.

        Directors serve for a term of one year or until their successors are elected and qualified. Directors do not receive cash compensation for serving as such.

        Executive officers are appointed by and serve at the will of the Board of Directors. There are no family relationships between or among any of the directors or executive officers of the company.

Related Party Transactions

         The company acquired all of the issued and outstanding stock of Voxcorn Systems in exchange for 4,000,000 shares of the company's voting common stock and 4,000,000 Class A Warrants pursuant to an Agreement and Plan of
Reorganization, dated June 9, 1997. In connection with this transaction, Lawrence R. Biggs, Jr. received 1,200,000 of such warrants; Donald G. McLellan and Vision Finance and Management received 800,000 of such shares and 800,000 of such warrants, and Lawrence Cahill received 2,000,000 of such shares and 2,000,000 of such warrants.

         In June 1997, concurrent with the closing of the Agreement and Plan of Reorganization, the company acquired 10,000 shares of AmeraPress common stock, representing 100% of shares outstanding, pursuant to a Stock Purchase Agreement dated June 9, 1997. Such transaction resulted from an arms'-length negotiation between the AmeraPress sellers (Messrs. Biggs, McLellan and Cahill), and the prior management of the company. The consideration for the sale of AmeraPress common stock was a Promissory Note in the amount of $10,000,000 payable to Messrs. Biggs, McLellan, and Cahill payable in 24 monthly installments of principal plus interest on the unpaid balance at the prime rate, secured by a Security Agreement-Pledge in favor of Messrs. Biggs, Cahill and McLellan as
Secured Parties. Messrs. Cahill, Biggs and McLellan realized a gain of approximately $9.3 million on the sale of AmeraPress. In December 1997, the company requested and the holders agreed to exchange the remaining $8,000,000 amount of the Promissory Note for 80,000 shares of the company's Series A Preferred Stock, valued at $8,000,000. Such exchange was made in order to improve the company's financial condition and cash flow.

         In April 1998, Lawrence Cahill advanced $300,000 to pay the fees of law firms representing the company in the case against the Federal Trade Commission. The company repaid such loan without interest in June 1998.

         In May 1998, the company entered into a Consulting Agreement with Jande International Holdings, LLC to provide consulting services consisting of financial and securities advice and in connection therewith issued 110,000 shares of common stock valued at $275,000. An affiliate of Jande, Ely Mandell, was the owner of 25% of the outstanding common stock of the company prior to the reorganization in June 1997.

         In June 1998, the company entered into a Consulting Agreement with S.G. Financial, Inc., to provide consulting services consisting of exploring marketing opportunities in Germany for the company's products and securities, and in connection therewith issued 30,000 shares of common stock valued at $75,000. An affiliate of S.G. Financial, Daniel Lezak, was a former director, executive officer and owner of 25% of the common stock of the company prior to the reorganization in June 1997.

         In November 1998 through January 1999, Lawrence Cahill purchased 644,000 shares of common stock directly from the company at $1.25 per share, for a total purchase price of $805,000.

         In January - February 1999, Lawrence Cahill advanced $200,000 to pay general operating expenses. The company repaid such loans, with interest at 8%, in April 1999.

         Glast, Phillips & Murray, P.C., the firm of which Ronald L. Brown is a member, provides legal services to the company. During the year ended June 30, 1999, Glast, Phillips & Murray, P,C. billed a total of $375,480 of fees and expenses.


Meeting Attendance

         The Board of Directors held two meetings and conducted six actions by unanimous consent during the year ended June 30, 1999. No director failed to attend at least 75% of such meetings.

Committees of Directors

         The Board of Directors has the following committees:

                      Committee                      Members
                      ---------                      -------
                      Audit                          Harold L. Clark, Chairman
                      Compensation                   Harold L. Clark, Chairman
                                                     Ronald L. Brown
                                                     Larry Cahill

         The Audit Committee recommends an independent auditor for the Company, consults with such independent auditor and reviews the Company's financial statements. The Compensation Committee recommends to the Board of Directors the compensation of officers and key employees for the Company and the granting of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

         Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of the Company's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and the company must identify in this Proxy Statement those persons who did not file these reports when due. Based on its review of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes, except as set forth below, all persons subject to reporting filed the required reports on time during the year ended June 30, 1999. The company has determined that two officers who are in charge of principal business functions, Ms. Gee and Mr. Crone, should have filed Forms 3 to disclose their ownership of the company's securities, which they have done.

                       COMPENSATION OF EXECUTIVE OFFICERS


Executive Compensation

The following summary compensation table sets forth certain information regarding compensation paid during each of the three fiscal years ended June 30, 1999, 1998 and 1997, to the persons serving as the company's chief executive officer and each executive officer whose annual compensation exceeded $ 100,000.



                    Annual Compensation                           Awards                 Long-Term Compensation
                    --------------------                          ------                 ----------------------

Name and                                                  Restricted     Securities
Principal         Fiscal                                  Stock          Underlying        LTIP       All Other
Position          Year     Salary       Commissions (1)   Awards         Options/SAR's     Payouts    Compensation
--------          ----     ------       -----------       ------         -------------     -------    ------------

Lawrence R.       1999     $151,392             $103,169   $1,600,000         400,000           0             0
Biggs, Jr.        1998      151,392              562,252        0                0              0             0
Chairman          1997      151,392              384,655        0                0              0             0

Donald G.         1999     $102,000              $52,084   $1,600,000         400,000           0             0
McLellan          1998      102,000              280,490        0                0              0             0
President         1997      102,000              192,328        0                0              0             0

Gwynda Gee        1999     $105,076               $   13    $130,000           62,500           0             0
V. President      1998      101,458               39,057        0                0              0             0


-------------------------
(1) Commissions paid have been computed on a percentage of sales of AmeraPress as follows: Lawrence Biggs -4%, Donald G. McLellan - 2%, and Gwynda Gee - 0.4%.

Employment Agreements

         There are employment agreements with all executive officers except Mr. Biggs and Mr. McLellan. There are no salary, bonus or incentive plans covering cash or securities except the company's 1997 Stock Bonus Plan relating to individuals or one-person service corporations who render legal, professional, or consulting services to the company, and the 1999 Stock Option Plan.

1999 Stock Option Plan

         The MAX Internet Communications, Inc. 1999 Stock Option Plan (the 1999 Option Plan") provides for the grant to eligible employees and directors of options for the purchase of common stock. The 1999 Option Plan covers, in the aggregate, a maximum of 2,600,000 shares of common stock and provides for the granting of both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and non qualified stock options (options which do not meet the requirements of Section 422). Under the 1999 Option Plan, the exercise price may not be less than the fair market value of the common stock on the date of the grant of the option. As of June 30, 1999, options for 1,507,500 shares had been granted under the 1999 Option Plan at exercise prices ranging from $0.80 to $4.00.

         The Board of Directors administers and interprets the 1999 Option Plan and is authorized to grant options thereunder to all eligible employees of the company, including officers. The Board of Directors designates the optionees, the number of shares subject to the options and the terms and conditions of each option. Certain changes in control of the company will cause the options to vest immediately. Each option granted under the 1999 Option Plan must be exercised, if at all, during a period established in the grant which may not exceed 10 years from the later of the date of grant or the date first exercisable. An optionee may not transfer or assign any option granted and may not exercise any options after a specified period subsequent to the termination of the optionee's employment with the company.

1997 Stock Bonus Plan

         The 1997 Stock Bonus Plan (the "1997 Plan") provides for the grant to key executive and consulting personnel of the right to buy shares of common stock as determined by a grant of the Board of Directors.

         A total of 750,000 shares were reserved for issuance under the 1997 Plan, at a purchase price equal to the par value of the shares. A total of 575,000 shares were issued in August 1997, of which 200,000 shares were redeemed in 1998 in connection with the sale of a subsidiary company.

         The 1997 Plan expired by its terms on September 30, 1997, and no further shares will be issued thereunder.


                    MATTERS TO BE BROUGHT BEFORE THE MEETING


Proposal 1.    Election of Directors

         Eight directors will be elected at the meeting. The persons named below have been nominated for election as directors. Should any nominee become unable or unwilling to accept nomination or election, no person will be substituted in his stead, and the Board of Directors, in accordance with the bylaws of the company will by resolution reduce the number of members of the Board of Directors accordingly or nominate a substitute to be elected at the meeting. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and to the knowledge of the Board of Directors, each of the nominees intends to serve the entire term for which election is sought.


            Name(1)                                Principal Occupation                    Director Since
            -------                                --------------------
               --------------
Lawrence R. Biggs, Jr.                   Chairman and Chief Executive Officer of the               1997
                                         Company

Donald G. McLellan                       President and Chief Operating Officer of the              1997
                                         Company

Larry Cahill                             President of Larkin, Inc., Cedar Rapids, Iowa             1997

Ronald L. Brown                          Attorney with Glast, Phillips & Murray,                   1997
                                         P.C., Dallas, Texas

Harold C. Clark                          Consultant, Temecula, California                          1999

Brahil Santos                            Vice President, Phones-for-all Corp.,                     1999
                                         Dallas, Texas

Brian K. Norman                          Attorney at Law, Dallas, Texas                            1999

Dr. Alexander Dehmel                     Managing Director, Kling, Jelko,                            --
                                         Dr. Dehmel A.G., Frankfurt, Germany

(1) For information concerning the ages, business experience and background of the nominees, see "MANAGEMENT--Directors and Executive Officers."

         The affirmative vote of a plurality of the shares of common stock voted for the election of directors is required for the election of directors. Votes may be cast in favor of or withheld from a director nominee. Votes withheld from a nominee will not affect the outcome of the election. In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees for election.

         THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AS SET FORTH ABOVE.


Proposal 2.   Amendment of the Articles of  Incorporation to Change the  Name of
Voxcom Holdings, Inc. To MAX Internet Communications, Inc.

         In March 1998, the company acquired a company that had the right to manufacture and sell the MAX i.c. Live multi-media, computer add-in card that provides hardware and software to perform different functions in personal computers. Since the acquisition, the company has focused its resources on developing the MAX i.c. Live product and has sold or divested its other operating companies. We believe it is desirable for our corporate identity to be tied to our products, and are recommending to the shareholders that we change our corporate name to MAX Internet Communications, Inc.

         To that end, the company has filed for federal trademark/service mark protection for the name MAX i.c. Live. We also filed fictitious name certificates and began operating under the MAX name in June 1999. This amendment was approved by the Board of Directors, and the Board recommends stockholder approval. If this proposal is approved by the stockholders, an amendment to the company's Articles of Incorporation will be filed to effect the name change as promptly as practicable.

         The affirmative vote of the holders of at least a majority of the outstanding shares of common stock, in person or by proxy, is required to approve the proposal to amend the Articles of Incorporation to formally change the name of the Voxcom Holdings, Inc. to MAX Internet Communications, Inc.

         THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE ADOPTION OF THIS AMENDMENT TO THE ARTICLES OF INCORPORATION TO FORMALLY CHANGE THE NAME OF VOXCOM HOLDINGS, INC. TO MAX INTERNET COMMUNICATIONS, INC.


Proposal 3.   Amendment of the Articles of Incorporation to Increase the Number
              of Authorized Shares of Common Stock

         The Company, when originally founded, was authorized to issue 50,000,000 shares of common stock. Following its formation, the Company conducted a one-for-two reverse split in which the number of authorized shares was reduced from 50,000,000 to 25,000,000. There are currently issued and outstanding 15,627,823 shares of common stock, and the Company anticipates that it will engage in future financings involving the issuance of common stock as needed to fund anticipated growth. The Board of Directors has therefore determined that the Articles of Incorporation should be amended to increase the number of authorized shares from 25,000,000 to 50,000,000.

         The affirmative vote of a majority of the outstanding shares of common stock, in person or by proxy, is required to approve the proposal to amend the Articles of Incorporation to increase the number of shares of common stock to 50,000,000.

         THE BOARD OF DIRECTORS URGE YOU TO VOTE "FOR" THE ADOPTION OF THIS AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

Proposal 4.   Adoption of the company's 1999 Stock Option Plan

General

         A copy of the 1999 Plan is attached to this Proxy Statement as Appendix A, and the following summary is qualified in its entirety by reference to the full text of the 1999 Plan. The following is a summary of certain provisions of the 1999 Plan.

         The company's Board of Directors has approved, and recommends that the stockholders approve, the adoption of the 1999 Stock Option Plan (the "1999 Plan") under which the company has reserved 2,600,000 shares of common stock for issuance to key employees, directors and consultants of the company pursuant to options granted by the Board of Directors (or the Compensation Committee of the Board of Directors) during the term of the Plan.

         The purposes of the 1999 Plan are to encourage key employees, directors and consultants of the company and its subsidiaries to acquire a proprietary interest in the company and thus share in the future success of the company's business; to enable the company, by offering comparable incentives, to attract and retain quality management personnel, directors and consultants who are in a position to make important and direct contributions to the success of the company; and to promote a closer identity of interest between the company's employees, directors and consultants and its stockholders. The maximum number of shares reserved for issuance and subject to option under the 1999 Plan will be 2,600,000 shares of common stock. Under the 1999 Plan, officers, key employees, directors and consultants of the company and its subsidiaries will be eligible to receive options to purchase common stock. The exercise period of each option will be determined by the Board of Directors, but no option shall have a term longer than ten years. Options granted under the 1999 Plan may be either Incentive Stock Options or options that are not intended to be Incentive Stock Options ("Nonqualified Stock Options"). The Board of Directors is authorized to designate the recipients of options, the dates of grants, the number of shares subject to options, the option price, the terms of payment upon exercise of the options, and the time during which the options may be exercised. The Board of Directors may delegate its authority to a committee of the Board of Directors from time to time under the Plan.

         The 1999 Plan will continue for a period of ten years, and no options will be granted on or after March 31, 2009. All options granted prior to that time will remain in effect in accordance with their terms. In the event of any future change in the company's common stock as a result of stock splits or stock dividends, or combinations or exchanges of stock, or otherwise, the number of shares available for option and subject to any option and the price per share of shares subject to any option may be proportionately adjusted by the Board of Directors, which will administer the 1999 Plan, subject to its power to delegate authority from time to time to a committee of the Board of Directors to administer the 1999 Plan.

         The Board of Directors has full power to select optionees from and among the officers, key employees, directors and consultants of the company and its subsidiaries, and to specify the terms and conditions of any option granted under the 1999 Plan; however, no option may be granted at an exercise price less than 100% of the fair market value of the company's common stock on the business day preceding the date of the grant of such option. No option may be exercisable more than ten years after the date of its grant, but options may have differing permissible exercise periods.

         The Board of Directors may not grant an Incentive Stock Option to a consultant who is not a salaried employee of the company, or any of its subsidiaries, nor may it grant an Incentive Stock Option to any stockholder who at the time of the grant beneficially owns more than 10% of the company's outstanding voting securities, unless such option has an exercise price at the time of the grant of at least 110% of the fair market value of the common stock, and the option is not exercisable for more than five years from the date of grant. Incentive Stock Options may not be granted to any person when the effect would be to permit such person to first exercise options, in any calendar year, for the purchase of shares of common stock having a fair market value in excess of $100,000 (determined at the time of the grant of the options).

         Incentive Stock Options and Nonqualified Stock Options may not be transferred except by will or the laws of descent and distribution, and during the lifetime of the optionee to whom granted, may be exercised only by such optionee. Incentive Stock Options and Nonqualified Stock Options may be exercised by the optionee within three months after termination of employment, directorship or consulting relationship (unless the option expires earlier by its terms), unless such termination was due to death or disability of the optionee. In the event of death of an optionee holding an Incentive Stock Option or Nonqualified Stock Option while employed by, or serving as a director or consultant of, the company the option shall be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within one year after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such Incentive Stock Option or Nonqualified Stock Option on the date of his death. In the event of the disability of an optionee holding an Incentive Stock Option or Nonqualified Stock Option while employed by, or serving as a director or consultant of the company, which results in termination of such optionee's employment, directorship or consulting relationship, the Board of Directors may allow an Incentive Stock Option or Nonqualified Stock Option to be exercisable by the optionee at any time prior to the expiration date of the Incentive Stock Option or Nonqualified Stock Option or within one year after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination.

         The Board of Directors may amend the 1999 Plan at any time in any manner; however, no amendment may, without the approval of the company's stockholders increase the maximum number of shares issuable under the 1999 Plan except in the case of certain capital adjustments. The 1999 Plan was amended from its original authorization of 1,600,000 shares to the authorization of 2,600,000 between the time of its adoption by the Board of Directors and the date of this Proxy Statement submitting the 1999 Plan for Stockholder approval.

Federal Income Tax Consequences

         There are no federal income tax consequences to the optionee or the company upon the grant of stock options under the 1999 Plan. The federal tax consequences upon exercise will vary depending on whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

         Incentive Stock Options. When an optionee exercises an Incentive Stock Option, the optionee will not at that time recognize any income, nor will be company be entitled to a deduction. The optionee will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an Incentive Stock Option if the disposition occurs more than two years after the option was granted and if the shares have been held more than one year after it was exercised. The company will be not be entitled to a tax deduction if the optionee satisfies these holding requirements. The net federal income tax effect to the holder of Incentive Stock Options is to defer, until the acquired stock is sold, taxation of any increase in the stock's value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than ordinary rates.

         If the holding requirements are not met, then upon sale of the shares the optionee generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price, and any increase in the value of the option stock subsequent to exercise is long or short-term capital gain to the optionee depending on the optionee's holding period for the stock. However, if the sale is for a price less than the value of the shares on the date of exercise, the optionee might recognize ordinary income only to the extent the sale price exceeded the option price. In either case, the company is entitled to a business expense deduction to the extent of ordinary income recognized by the optionee.

         Nonqualified Stock Options. When an optionee exercises a Nonqualified stock Option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the company may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

         If, upon exercise of a Nonqualified Stock Option, the optionee pays all or part of the purchase price by delivering to the company shares of already-owned stock, there are no federal income tax consequences to the optionee or the company to the extent of the number of shares so delivered. As to any additional shares received, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to the company, and the company is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for any additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to the company.

Grants of Options; Exercise Price

         The following eligible participants received immediately vested option grants during 1999 under the 1999 Plan to acquire the number of shares of common stock indicated below, subject to the approval of the 1999 Plan by the company's stockholders at the meeting.

                                NEW PLAN BENEFITS


                                                            Number of Securities
        Name                         Dollar Value (1)         Underlying Options
        ----                         ----------------       --------------------

        Leslie D. Crone                     $160,000                75,000
        Gwynda Gee                           120,000                62,500
        Maurica Ferguson                       32,000               10,000
        Kevin Parker                           32,000               10,000
        Lawrence R. Biggs, Jr.                     -                400,000
        Larry Cahill                               -                400,000
        Donald G. McLellan                         -                400,000
        Ronald L. Brown                            -                100,000
        Gary Raabe                                 -                25,000
        Leanne Sievers                             -                25,000


(1) These amounts represent the dollar value of the option grants, based upon the exercise price of $0.80 - 4.00 and the closing price of $4.00 per share of common stock on April 1, 1999.

Summary

         The Board of Directors believes that the 1999 Plan is in the best interest of the company's stockholders and is necessary to enable it to attract and retain highly qualified non-employee directors. The affirmative vote of a majority of the shares of common stock entitled to vote on, and that vote for or against or expressly abstain with respect to, this matter is required to adopt the 1999 Plan.


         THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE ADOPTION OF THE VOXCOM HOLDINGS, INC. 1999 DIRECTORS' STOCK OPTION PLAN.

                              APPROVAL OF AUDITORS

Proposal 5.  Ratification of Appointment of Auditors.

         The Board of Directors has appointed Grant Thornton LLP to serve as the company's independent auditors for the year ending June 30, 2000. The shareholders are being asked to ratify the Board's appointment. The affirmative vote, either in person or by proxy, of the holders or more than 50% of the shares of common stock outstanding as of the Record Date, and that voted for or against or expressly abstained, is necessary to ratify such appointment.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of Grant Thornton LLP as the company's independent auditors for the fiscal year ending June 30, 2000.


                       DEADLINE FOR STOCKHOLDER PROPOSALS

         Stockholders intending to submit proposals to be included in the proxy materials for the 2000 Annual Meeting of Stockholders must submit their proposals in writing so that they will be received by the company no later than July 1, 2000. The proposals should be directed to the Secretary of the company, Leslie D. Crone, at 8115 Preston Road, Eighth Floor East, Dallas, Texas 75225. Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy materials under certain circumstances. To avoid unnecessary expenditures of time and money by stockholders and the company, stockholders are urged to review this Rule and, if questions arise, consult legal counsel prior to submitting a proposal to the company.

                                  MISCELLANEOUS

         The Board of Directors of the company knows of no matters other than those described herein that will be presented for consideration at the meeting. If, however, other matters come before the meeting, the proxy holders intend to vote all proxies in accordance with their best judgment in the interest of the company.

         The cost of solicitation of proxies, including the cost of preparing, printing and mailing proxy materials and the cost of reimbursing brokers for forwarding proxies and Proxy Statements to their principals, will be borne by the company. Proxies may also be solicited without extra compensation by the officers and employees of the company by telephone, facsimile, telegraph or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of common stock held of record by such persons, and the company may reimburse them for reasonable out-of-pocket expenses incurred by them.

         PLEASE DATE, SIGN, AND RETURN THE PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

         A copy of the company's 1999 Annual Report containing audited financial statements accompanies this Proxy Statement. The Annual Report does not constitute any part of the proxy solicitation material.

                                 By Order of the Board of Directors


                                 Leslie D. Crone
                                 Secretary
Dallas, Texas
_________, 1999

                                    Exhibit A

                        MAX INTERNET COMMUNICATIONS, INC.

                             1999 STOCK OPTION PLAN

                                2,600,000 Shares


                               ARTICLE I - GENERAL

1.1      Purpose of the Plan.
         -------------------

         The purpose of the Max Internet Communications, Inc. 1999 Stock Option Plan (the "Plan") is to assist Max Internet Communications, Inc., a Nevada corporation (the "Company"), in securing and retaining Key Participants of outstanding ability by making it possible to offer them an increased incentive to join or continue in the service of the Company and to increase their efforts for its welfare through participation or increased participation in the ownership and growth of the Company.

1.2      Definitions.
         -----------

                  (a) "Acceleration Event" means any event which in the opinion of the Board of Directors of the Company is likely to lead to changes in control of share ownership of the Company, whether or not such change in control actually occurs.

                  (b) "Award" means an Option granted to a Key Participant under the Plan.

                  (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e)  "Committee"  means the  committee  referred to in Section
         1.3.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g) "Fair Market Value" means the closing price of the shares on the principal trading market on which the Common Stock is primarily traded on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by NASDAQ. If at any time shares of Common Stock are not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value determined by the Board of Directors or Committee administering the Plan, taking into consideration those factors affecting or reflecting value which they deem appropriate.

                  (h) "Grantee" means a Key Participant to whom an Award is granted under the Plan.

                  (i) "Incentive Share" means a share of Common Stock awarded to a Key Participant under Article VI hereof on such terms as are determined by the Committee.

                  (j) "Incentive Share Agreement" means a written agreement in such form as the Board or Committee, as applicable, shall approve that evidences the terms and conditions of an award of Incentive Shares hereunder.

                  (k) "Incentive Stock Option" means an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

                  (l) "Key Participant" means any person, including officers, directors, employees, agents and consultants of the Company or any Subsidiary who are designated a Key Participant by the Board or Committee, as applicable, and is or is expected to be primarily responsible for the management, growth, or supervision of some part or all of the business of the Company. The power to determine who is and who is not a Key Participant is reserved solely for the Committee.

                  (m) "Nonqualified Stock Option" means an option to purchase shares of Common Stock which is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

                  (n) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  (o) "Optionee" means a Key Participant to whom an Option is granted under the Plan.

                  (p) "Parent" means any corporation which qualifies as a parent of a corporation under the definition of "parent corporation" contained in Section 425(e) of the Code.

                  (q) "Subsidiary" means any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

                  (r) "Term" means the period during which a particular option may be exercised as determined by the Committee and as provided in the option agreement.

1.3      Administration of the Plan.
         --------------------------

         The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors consisting solely of two or more Non-Employee Directors, as defined in Rule 16b-3 (see Section 1.10, below), or in the absence of an appointment of such a Committee, the full Board shall serve as the Committee. Subject to the control of the Board, and without limiting the control over decisions described in
         Section 1.7, the Committee shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Committee shall determine which Key Participants shall be granted Options and the terms of such grants. When granting Options, the Committee shall designate the Option as either an Incentive Stock Option or a Nonqualified Stock Option. Determinations by the Committee under the Plan (including, without limitation, determinations of the person to receive Awards, the form, amount and timing of such Awards, and the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. In serving on the Committee, members thereof shall be considered to be acting in their capacity as members of the Board of Directors and shall be entitled to all rights of indemnification provided by the Bylaws of the Company or otherwise to members of the Board of Directors.

1.4      Shares Subject to the Plan.
         --------------------------

         The total number of shares that may be purchased pursuant to Options under the Plan shall not exceed 2,600,000 shares of Common Stock. Shares subject to the Options which terminate or expire prior to exercise shall be available for future Awards under the Plan without again being charged against the limitation of 2,600,000 shares set forth above. Shares issued pursuant to the Plan may be either unissued shares of Common Stock or reacquired shares of Common Stock held in treasury.

1.5      Terms and Conditions of Options.
         --------------------------------

         All Options shall be evidenced by agreements in such form as the Committee shall approve from time to time subject to the provisions of
         Article  II  and  Article  III,  as  appropriate,   and  the  following
         provisions:

                  (a) Exercise. The Committee shall determine whether the Option shall be exercisable in full at any time during the Term or in cumulative or noncumulative installments during the Term.

                  (b) Termination of Employment or Contractor  Relationship.  An
         Optionee's Options shall expire on the expiration of the Term specified in Section 2.1 or 3.1 as the case may be, or upon the occurrence of such events as are specified in the agreement. In the event of exercise of the Option after termination of employment or contractor relationship, the Optionee may exercise the Option only with respect to the shares which could have been purchased by the Optionee at the date of such termination, and then only for a period of 90 days thereafter. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection. An Optionee's employment or contractor relationship shall be deemed to terminate on the last date for which he receives a regular wage, salary or contract payment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment or contractor relationship shall not occur where the Optionee transfers from the Company to one of its Subsidiaries or transfers from a Subsidiary to the Company.

                  (c) Death or Disability. Upon termination of an Optionee's employment or contractor relationship by reason of death or disability (as determined by the Committee consistent with the definition of Section 422(c)(7) of the Code), the Option shall expire on the earlier of the expiration of (i) the date specified in the Option which in no event shall be later than 12 months after the date of such termination, or (ii) the Term specified in Section 2.1 or 3.1 as the case may be. The Optionee or his successor in interest, as the case may be, may exercise the Option only as to the shares that could have been purchased by the Optionee at the date of his termination of employment. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection.

                  (d) Payment. Payment for shares as to which an Option is exercised shall be made in such manner and at such time or times as shall be provided in the option agreement, including cash, Common Stock of the Company which was previously acquired by the Optionee, or any combination thereof. The Fair Market Value of the surrendered Common Stock as of the date of exercise shall be determined in valuing Common Stock used in payment for Options.

                  (e) Nontransferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

                  (f) Additional Provisions. Each option agreement may contain such other terms and conditions not inconsistent with the provisions of the Plan, including the award of cash amounts, as the Committee may deem appropriate from time to time.

1.6      Stock Adjustments; Mergers.
         ---------------------------

                  (a) Generally. Notwithstanding Section 1.4, in the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, stock dividend, or transaction having similar effect, the total number of shares set forth in Section 1.4 shall be proportionately and appropriately adjusted by the Committee.

                  (b) Options.  Following a transaction  described in subsection
         (a) above, if the Company continues in existence, the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Company will not remain in existence or substantially all of its voting Common Stock and Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Committee may (i) declare that all Options shall terminate 30 days after the Committee gives written notice to all Optionee's of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionee's that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or
         (iii) take action that is some combination of aspects of (i) and (ii). The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

1.7      Acceleration Event.
         ------------------

         If an Acceleration Event occurs in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors may, but is not obligated to, direct the Committee to declare that any or all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective agreements granting any such Awards.

1.8      Notification of Exercise.
         ------------------------

         Options shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company. Such written notice shall be accompanied by any payment required pursuant to
         Section 1.5(d). Exercise by an Optionee's heir or the representative of his estate shall be accompanied by evidence of his authority to so act in form reasonably satisfactory to the Company.

1.9      Modification, Extension and Renewal of Awards.
         ---------------------------------------------

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender of outstanding Awards (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Company or a Subsidiary, and authorize the granting of new
         Awards pursuant to the Plan in substitution therefor, and the substituted Awards may bear such different or additional terms and conditions as the Committee shall deem appropriate within the limitations of the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Grantee holding the Award, adversely affect the rights or obligations of such Grantee.

1.10.    Compliance with Rule 16b-3.
         --------------------------

         It is intended that the provisions of the Plan and any Award shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect on January 1, 1999 and as amended, or any successor provisions, as it relates to persons subject to the reporting requirements of Section 16(a) of such Act. Any agreement granting an Award shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such rule as it relates to such Act, such provision shall be deemed to be modified so as to be in compliance with such rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to such Grantee.

                      ARTICLE II - INCENTIVE STOCK OPTIONS

2.1      Terms of Incentive Stock Options.
         --------------------------------

         Each Incentive Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee; provided, however, that the Term shall end no later than 10 years after the date the Incentive Stock Option is granted.

2.2      Limitation on Options.
         ---------------------

         The aggregate Fair Market Value of Common Stock (determined at the time the Incentive Stock Option is granted) subject to Incentive Stock Options granted to a Key Participant under all plans of the Key Participant's employer corporation and its Parent or Subsidiary corporations and that become exercisable for the first time by such Key Participant during any calendar year may not exceed $100,000.

2.3      Special Rule for Ten Percent Shareholder.
         ----------------------------------------

         If at the time an Incentive Stock Option is granted, a participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its Parent or any of its Subsidiaries, as determined using the attribution rules of Section 424(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

2.4      Interpretation.
         --------------

         In interpreting this Article II of the Plan and the provisions of individual option agreements, the Committee and the Board shall be governed by the principles and requirements of Sections 421, 422 and 425 of the Code, and applicable Treasury Regulations.


                    ARTICLE III - NONQUALIFIED STOCK OPTIONS

3.1      Terms and Conditions of Options.
         -------------------------------

         In addition to the requirements of Section 1.5, each Nonqualified Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee.

3.2      Section 83(b) Election.
         ----------------------

         The Company recognizes that certain persons who receive Nonqualified Stock Options may be subject to restrictions regarding their right to trade Common Stock under applicable securities laws. Such may cause Optionee's exercising such Options not to be taxable under the provisions  of  Section  83(c)  of the  Code.  Accordingly,  Optionee's
         exercising such Nonqualified Stock Options may consider making an election to be taxed upon exercise of the Option under Section 83(b) of the Code and to effect such election will file such election with the Internal Revenue Service within thirty (30) days of exercise of the Option and otherwise in accordance with applicable Treasury Regulations.

                       ARTICLE IV - ADDITIONAL PROVISIONS

4.1      Stockholder Approval.
         --------------------

         The Plan shall be submitted for the approval of the stockholders of the Company at the first annual meeting of stockholders held subsequent to the adoption of the Plan and in all events within two years of its approval by the Board of Directors. If at said meeting the stockholders of the Company do not approve the Plan, the Plan shall terminate.

4.2      Compliance with Other Laws and Regulations.
         ------------------------------------------

         The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification or exemption of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

4.3      Amendments.
         ----------

         The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may increase the total number of shares which may be issued under the Plan. Other than as expressly permitted under the Plan, no outstanding Award may be revoked or altered in a manner unfavorable to the Grantee without the consent of the Grantee.

4.4      No Rights As Shareholder.
         ------------------------

         No Grantee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

4.5      Withholding.
         -----------

         Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the Company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares.

4.6      Continued Employment Not Presumed.
         ---------------------------------

         This Plan and any document describing this Plan and the grant of any Award hereunder shall not give any Optionee or other Participant a right to continued employment or directorship by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment or directorship of any such person with or without cause.

4.7      Effective Date; Duration.
         ------------------------

         The Plan shall become effective as of April 1, 1999 pursuant to Board of Director approval received on such date and shall expire on March 31, 2009. The Plan was amended on September 29, 1999 to increase the number of shares covered by the Plan from 1,600,000 to 2,600,000, and the Plan shall be submitted to the Stockholders for approval on November 15, 1999. No Awards may be granted under the Plan after March 31, 2009, but Awards granted on or before that date may be exercised according to the terms of the related agreements and shall continue to be governed by and interpreted consistent with the terms hereof.

                               Common Stock Proxy
                              Voxcom Holdings, Inc.
    This Common Stock Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Voxcom Holdings, Inc. (the "Company") to be held at the MGM Grand Hotel, Las Vegas, Nevada, on November 15, 1999, beginning at 10:00 a.m., local time, and the Proxy Statement in connection therewith and (2) appoints Leslie D. Crone, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

         The undersigned directs that the undersigned's proxy be voted as follows:


1.       ELECTION OF DIRECTORS:


[ ] FOR all nominees listed below               [ ] WITHHOLD AUTHORITY to vote for      [ ] ABSTAIN
    (except as marked to the contrary below)        all nominees listed below               from voting

     Lawrence R. Biggs, Jr.; Donald G. McLellan; Larry Cahill; Ronald L. Brown;
     Harold C. Clark; Brahil Santos; Brian K. Norman; Dr. Alexander Dehmel

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)



2.       RATIFY AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF
         VOXCOM  HOLDINGS,  INC. TO MAX INTERNET COMMUNICATIONS, INC.

[ ] FOR ratification                            [ ] AGAINST ratification             [ ] ABSTAIN from voting

3.        RATIFY  AMENDMENT  OF THE  ARTICLES OF  INCORPORATION  TO INCREASE THE
          NUMBER OF AUTHORIZED  SHARES OF COMMON STOCK

[ ] FOR ratification                            [ ] AGAINST ratification             [ ] ABSTAIN from voting

4.       ADOPTION OF THE COMPANY'S 1999 STOCK OPTION PLAN

[ ] FOR ratification                            [ ] AGAINST ratification             [ ] ABSTAIN from voting

5.       RATIFY APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S AUDITORS

[ ] FOR ratification                            [ ] AGAINST ratification             [ ] ABSTAIN from voting

6.       IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY
         PROPERLY COME BEFORE THE MEETING.


         This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in item 2, 3, 4 and 5 above.
         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.
         If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
         Please date, sign and mail this proxy to the Company.

Date __________________________ ____, 1999


---------------------------------------          -------------------------------
         Signature of Shareholder                 Signature of Shareholder

                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.